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NEUBERGER BERMAN INCOME FUNDS
      Investor Class
      Trust Class

Supplement to the Statement of Additional Information dated February 10, 2001

Neuberger Berman High Yield Bond Fund(R)

The Board of Trustees and NB Management have agreed that the advisory fee rate of the Neuberger Berman High Yield Bond Fund should be reduced through the addition of one new breakpoint as the fund grows larger. The new breakpoint results from an analysis of the expected economies of scale.

Accordingly, the section entitled "Management and Administration Fees" is amended to read in its entirety as follows:

     For investment management services, each Fund (except Neuberger Berman High Yield Bond Fund and Neuberger Berman Institutional Cash Fund) pays NB Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Neuberger Berman High Yield Bond Fund pays NB Management a fee at the annual rate of 0.38% of the first $500 million of that Fund's average daily net assets, 0.355% of the next $500 million, 0.33% of the next $500 million, 0.305% of the next $500 million, 0.28% of the next $500 million, and 0.26% of average daily net assets in excess of $2.5 billion. Neuberger Berman Institutional Cash Fund pays NB Management a fee at the annual rate of 0.10% of the Fund's average daily net assets.

The Date of this Supplement is June 28, 2001.


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